UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 6, 2011

SKYPEOPLE FRUIT JUICE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

000-32249	98-0222013
(Commission File Number)	(IRS Employer Identification No.)

16F, National Development Bank Tower , No. 2, Gaoxin 1st Road, Xi’an, China	710075
(Address of Principal Executive Offices)	(Zip Code)

011-86-29-88386415
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

On June 6, 2011, SkyPeople Fruit Juice, Inc., a Florida corporation (the “Company”), issued a press release providing certain supplementary financial information regarding the Company’s operating subsidiaries in China for fiscal year 2009 as shown on the reports submitted by the subsidiaries to the State Administration of Industry and Commerce in China for fiscal year 2009.  The Company also provided an unaudited list of corporate deposit accounts identifying each corporate cash account and the balance and location of such account as of the end of fiscal years 2009 and 2010, respectively.

As copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01      Financial Statements and Exhibits

99.1	A copy of the press released dated June 6, 2011 issued by the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                      June 8, 2011

SKYPEOPLE FRUIT JUICE, INC.

By: /s/ SPRING LIU
       Spring Liu
       Chief Financial Officer